UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2013

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301 Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As described more fully in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, Imperial Holdings, Inc. (the “Company”) has executed settlement agreements to settle previously disclosed purported class action litigation and certain derivative shareholder demands (each, an “Action”). The preliminary approval order for the settlement of each Action requires that the Company file a copy of the publication notice of proposed settlement hearings (the “Notice”) as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission. Accordingly, a copy of the Notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Notice can also be viewed on the Company’s website at www.imperial.com on the investor relations page.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Publication notice of proposed settlement hearings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 26, 2013

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Publication notice of proposed settlement hearings.